Exhibit 21.1
Subsidiaries of Focus Media Holding Limited
The following table sets forth information concerning our direct subsidiaries:

	Place of	Percentage
Subsidiary	Incorporation	of ownership

Focus Media (China) Holding Ltd.	Hong Kong	100%
Focus Media Technology (Shanghai) Co., Ltd.	PRC	100%
British Virgin Islands Perfect Media Holding Ltd.	(“BVI”)	100%
Focus Media Qingdao Holding Ltd.	BVI	100%
Focus Media Dalian Holding Ltd.	BVI	100%
Focus Media Changsha Holding Ltd.	BVI	100%
Focus Media Digital Information Technology (Shanghai) Co., Ltd.	PRC	90%
New Focus Media Technology (Shanghai) Co., Ltd.	PRC	100%
Sorfari Holdings Limited	BVI	100%
Focus Media Tianjin Limited	BVI	80%
Capital Beyond Limited	BVI	100%
Shanghai New Focus Media Advertisement Co., Ltd.	PRC	100%
Shanghai New Focus Media Agency Co., Ltd.	PRC	100%
Shanghai Focus Media Defeng Advertisement Co., Ltd.	PRC	90%
Shanghai Focus Media Baixin Advertising Co., Ltd.	PRC	70%
Shanghai Focus Media Xiangkun Advertising Co., Ltd.	PRC	70%
Infoachieve Limited	BVI	100%
Shanghai Framedia Investment Consultation Co., Ltd.	PRC	100%
Target Media Holdings Limited	Cayman Islands	100%
Target Media Multi-Media Technology (Shanghai) Co., Ltd.	PRC	100%
Dotad Holdings Limited	BVI	100%
ProfitBest Worldwide Limited	BVI	100%
Wiseglobal Investments Limited	BVI	100%
Summitworld Limited	BVI	100%
Newking Investment Limited	BVI	100%
Surge Zhenghe Holding Limited	BVI	100%
Speedaccess Limited	BVI	100%
Peakbright Group Limited	BVI	100%
Homesky Investment Limited	BVI	100%
Bestwin Partners Limited	BVI	100%
Glomedia Holdings Limited	BVI	100%
Appreciate Capital Ltd.	BVI	70%
Richcrest Pacific Limited	BVI	100%
Wealthstar Holdings Limited	BVI	100%
Highmark Asia Limited	BVI	100%
Plentiworth Investment Limited	BVI	100%
Directwealth Holdings Limited	BVI	100%
Better off Investments Limited	BVI	100%
Topstart Holdings Limited	BVI	100%
Vast Well Development Limited	BVI	100%
Crownsky Limited	BVI	100%
E-Rainbow Mobile Information Co., Limited	BVI	100%
Directvantage Limited	BVI	100%
Cmsc Holdings Limited	BVI	100%
Active Max Limited	BVI	100%

	Place of	Percentage
Subsidiary	Incorporation	of ownership
Sky Max Global Limited	BVI	100%
Fully Ascend Limited	BVI	100%
Luck Trillion Limited	BVI	100%
Angli Education Development Limited	BVI	100%
Angli Education Investment Limited	BVI	100%
Evercom Pacific Limited	BVI	70%
Century Bonus Limited	BVI	70%
Smart Cheer Limited	BVI	70%
Shanghai On-Target Advertisement Co., Ltd	PRC	100%

Subsidiaries of Focus Media Holding Limited (continued)

	Place of	Percentage
Subsidiary	Incorporation	of ownership

Brightchina Enterprises Limited	BVI	70%
Spacenet International Limited	BVI	80%
Multibillion International Limited	BVI	70%
Pear Commercial Inc.	BVI	100%
One Capital Investment Limited	BVI	100%
First Star Investment Limited	BVI	100%
Xin Jin Hong Limited	Macau	100%
Advantage Way Limited	BVI	100%
Hua Kuang Advertising Company Limited	HK	100%
Allyes Information Technology Co., Ltd	Cayman Island	100%
Securacom Limited	BVI	100%
Powerlane Asia Limited	BVI	100%
Centremax Enterprises Limited	BVI	100%
Brilliant Top Investment Limited	BVI	100%
CGEN Digital Media Company	Cayman Island	100%
CGEN Digital Technology (Shanghai) Co., Ltd	PRC	100%
Allyes Online Media Holding Limited	Cayman Island	100%
Allyes (China) Holding Co., Ltd	Hong Kong	100%
New Allyes Information Technology (Shanghai) Co., Ltd	PRC	100%
Allyes Information Technology (Shanghai) Co., Ltd	PRC	100%
Allyes Software Technology (Shanghai) Co., Ltd	PRC	100%
China Exceed Limited	BVI	100%
Shanghai OOH Advertising Co., Ltd	PRC	100%
Beijing Chuanzhi Huaguang Advertisement Co., Ltd	PRC	100%

Subsidiaries of Focus Media Advertisement
The following table sets forth information concerning Focus Media Advertisement’s subsidiaries each of which is incorporated in China:

	Focus Media
	Advertisement’s		Region of
Subsidiaries	Ownership Percentage		Operations	Primary Business

Shanghai Focus Media Advertising Co., Ltd.	90.0	%(1)	PRC	Advertising agency

Shanghai Perfect Media Advertising Agency Co., Ltd.	95.0	%(1)	PRC	Advertising company that operates advertising services network on shoe-shining machines

Qingdao Focus Media Advertisement Co., Ltd.	90.0	%(1)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Changsha Focus Media Shiji Advertisement Co., Ltd.	90.0	%(1)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Dalian Focus Media Advertising Co., Ltd.	90.0	%(1)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Shanghai Qianjian Advertising Co., Ltd.	90.0	%(1)	PRC	Operation and maintenance of out-of-home television advertising network in banking locations

Guangzhou Fuke Advertising Company Ltd.	90.0	%(1)	PRC	Operation and maintenance of out-of-home television advertising network

Zhuhai Focus Media Culture and Communication Company Ltd.	90.0	%(1)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Shanghai Focus Media Digital Information Technology Co., Ltd.	10	%(3)	PRC	Technical and business consultancy

Shenzhen Bianjie Building Advertisement Co., Ltd.	99.0	%(2)	PRC	Dormant (Former operation and maintenance of frame advertising network)

Hebei Focus Media Advertising Company Ltd.	90.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Xiamen Focus Media Advertising Company Ltd.	90.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Sichuan Focus Media Advertising Communications Co., Ltd.	90.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network

Subsidiaries of Focus Media Advertisement (continued)

	Focus Media
	Advertisement’s		Region of
Subsidiaries	Ownership Percentage		Operations	Primary Business

Shanghai New Structure Advertisement Co., Ltd.	90.0	%(2)	PRC	Operation and maintenance of advertising and technical and business consultancy for poster frame network

Shanghai Framedia Advertising Development Co., Ltd.	90.0	%(2)	PRC	Operation and maintenance of advertising poster frame network

Guangzhou Shiji Shenghuo Advertisement Co., Ltd.	90.0	%(2)	PRC	Dormant (Former operation and maintenance of advertising poster frame network)

Hefei Fukesi Advertising Co. Ltd.	90.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Jinan Focus Media Advertising Co., Ltd.	80.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Shanghai Target Media Co., Ltd.	90.0	%(2)	PRC	Dormant (Former operation and maintenance of Target Media’s out-of-home television advertising network)

Shenyang Target Media Ltd.	30.0	%(5)	PRC	Dormant (Former operation and maintenance of Target Media’s out-of-home television advertising network)

Beijing Focus Media Wireless Co., Ltd.	90.0	%(2)	PRC	Technology development and support of out-of-home television advertising and poster frame network.

Guangzhou Feisha Advertisement Co., Ltd.	90.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

DongGuan Focus Media Advertisement & Communications Co., Ltd.	50.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Shanghai FengJing Advertisement & Communications Co., Ltd.	95.0	%(4)	PRC	Operation and maintenance of out-of-home LED advertising network

Subsidiaries of Focus Media Advertisement (continued)

	Focus Media
	Advertisement’s		Region of
Subsidiaries	Ownership Percentage		Operations	Primary Business

ZhengZhou Focus Media Advertisement & Communications Co., Ltd.	85.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

ShiJiaZhuang Focus Media HuiHuang Business Advertisement Co., Ltd.	90.0	%(2)	PRC	Operation and maintenance of advertising poster frame network

Nanjing Focus Media Advertising Co., Ltd.	90.0	%(4)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Yunnan Focus Media Co., Ltd.	89.5	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Tianjin Focus Tongsheng Advertising Company Ltd.	80.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Zhejiang Ruihong Focus Media Advertising Communications Co., Ltd.	80.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Wuhan Geshi Focus Media Advertising Co., Ltd.	75.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Xi’an Focus Media Advertising & Information Company Ltd.	70.0	%(4)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Shenyang Focus Media Advertising Co., Ltd.	70.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Fuzhou Focus Media Advertising Co., Ltd.	70.0	%(4)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Chongqing Geyang Focus Media Culture & Broadcasting Co., Ltd.	60.0	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Shanghai Jiefang Focus Media Advertisement & Communications Co., Ltd.	60.0	%(4)	PRC	Operation and maintenance of direct mailing advertising business

City Billboard (BeiJing) Advertisement Co., Ltd.	75.0	%(4)	PRC	Dormant (Former operation and maintenance of outdoor LED billboards advertising network)

BeiJing YangShiSanWei Advertisement Co., Ltd.	70.0	%(4)	PRC	Operation and maintenance of movie theatre advertising network

Subsidiaries of Focus Media Advertisement (continued):

	Focus Media
	Advertisement’s		Region of
Subsidiaries	Ownership Percentage		Operations	Primary Business

Beijing Tuojiachengyuan Advertisement Co., Ltd.	90	%(2)	PRC	Operation and maintenance of outdoor traditional billboards advertising network

Shanghai Zonghengpinyu Advertisement Co., Ltd.	90	%(2)	PRC	Operation and maintenance of outdoor LED billboards advertising network

Quanzhou Xindalu Culture Communication Co., Ltd.	100%		PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Guizhou Focus Media Advertisement Co., Ltd.	100%		PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Lanzhou Focus Media Advertisement Co., Ltd.	100%		PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Haerbin Focus Media Advertisement Co., Ltd.	90	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Jilin Focus Media Advertisement Co., Ltd.	90	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Hefei Tiandi Advertisement Co., Ltd.	90	%(2)	PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Suzhou Focus Media Communication and Advertisement Co., Ltd.	100%		PRC	Operation and maintenance of out-of-home television advertising network (former regional distributor)

Shanghai Shenghuotongdao Advertisement Co., Ltd.	90	%(2)	PRC	Operation and maintenance of direct mailing advertising business

Zhengzhou Focus Media Frame Advertisement Co., Ltd.	100%		PRC	Operation and maintenance of advertising poster frame network

Shanghai Yuanchi Advertisement Co., Ltd.	90	%(2)	PRC	Operation and maintenance of advertising poster frame network

Tianjin Saige Advertisement Planning Co., Ltd.	90	%(2)	PRC	Operation and maintenance of advertising poster frame network

Shijiazhuang Framedia Zhonglian Advertisement Co., Ltd.	90	%(2)	PRC	Operation and maintenance of advertising poster frame network

Taiyuan Framedia Juzhong Advertisement Co., Ltd.	90	%(2)	PRC	Operation and maintenance of advertising poster frame network

Jinan Framedia Advertisement Co., Ltd.	90	%(2)	PRC	Operation and maintenance of advertising poster frame network

Subsidiaries of Focus Media Advertisement (continued):

	Focus Media
	Advertisement’s		Region of
Subsidiaries	Ownership Percentage		Operations	Primary Business

Guangzhou Hengxun Advertisement Co., Ltd.	63	%(4)	PRC	Internet advertising agency

Shanghai Zhenhao Advertisement Co., Ltd	70.0	%(4)	PRC	Operation and maintenance of movie theatre advertising network

Shanghai Qianzhong Advertisement Co., Ltd	90	%(2)	PRC	Operation and maintenance of outdoor traditional billboard advertising network

Guangzhou Zhongping Advertisement Co., Ltd	90	%(2)	PRC	Operation and maintenance of outdoor LED advertising network

Shanghai Honghao Advertisement Co., Ltd	90	%(2)	PRC	Operation and maintenance of advertising poster frame network

Shanghai Yuanyuan Advertisement Co., Ltd	90	%(2)	PRC	Operation and maintenance of advertising poster frame network

Shanghai Zhiyi Advertisement Co., Ltd	90	%(2)	PRC	Operation and maintenance of advertising poster frame network

Shanghai Lizhu Advertisement Co., Ltd	90	%(2)	PRC	Operation and maintenance of advertising poster frame network

Liaoning Framedia Advertisement Co., Ltd	90	%(2)	PRC	Operation and maintenance of advertising poster frame network

Kunming Jinzhirui Advertisement Co., Ltd	100%		PRC	Operation and maintenance of advertising poster frame network

Qingdao Mubiao Advertisement Co., Ltd	90	%(2)	PRC	Operation and maintenance of advertising poster frame network

Huichun Focus Media Advertisement Co., Ltd	90	%(2)	PRC	Operation and maintenance of out-of-home television advertising network

Ruizhong Billboard (BeiJing) Advertisement Co., Ltd.	75.0	%(4)	PRC	Dormant (Former operation and maintenance of outdoor LED billboards advertising network)

(1)	The remaining equity interest is held by Jimmy Wei Yu as our nominee holder.

(2)	The remaining equity interest is held by Focus Media Advertising Agency.

(3)	The remaining equity interest is held by Focus Media Technology.

(4)	The remaining equity interest in this entity is owned by unrelated third parties.

(5)	The remaining equity interest in this entity is owned by Shanghai Target Media Co., Ltd.

Subsidiaries of Allyes Advertisement
The following table sets forth information concerning subsidiaries of Shanghai Quanshi and Shanghai Allyes (two of the PRC operating affiliates, collectively “Allyes Advertisement”), each of which is incorporated in China:

	Allyes
	Advertisement’s		Region of
Subsidiaries	Ownership Percentage		Operations	Primary Business

Shanghai Huxin Advertising Co., Ltd.	100	%(1)	PRC	Internet advertising agency

Shanghai Mei Si En Advertising Co., Ltd.	100	%(1)	PRC	Internet advertising agency

Shanghai Kuantong Advertising Co., Ltd.	100	%(1)	PRC	Internet advertising agency

Shanghai Hemisphere Allyes Marketing Consultancy Co. Ltd.	51	%(2)	PRC	Internet advertising agency

Beijing Lantian Interactive Advertising Co., Ltd.	100	%(6)	PRC	Internet advertising agency

Shanghai Allyes Trends Advertising and Media Co. Ltd.	100	%(1)	PRC	Internet advertising agency

Subsidiaries of Allyes Advertisement (continued):

	Allyes
	Advertisement’s		Region of
Subsidiaries	Ownership Percentage		Operations	Primary Business

Beijing Wonderad Advertisement Co., Ltd	70	%(3)	PRC	Internet advertising agency

Beijing Kudong Media Advertising Co., Ltd.	70	%(3)	PRC	Internet advertising agency

Shanghai Joywell Computer Information Technology Co., Ltd.	70	%(3)	PRC	Internet advertising agency

Shanghai Jiangpan Advertising Co., Ltd.	70	%(3)	PRC	Internet advertising agency

Shanghai Netway Advertising Co., Ltd.	70	%(3)	PRC	Internet advertising agency

Beijing Yong & Demon Advertising Co., Ltd.	80	%(4)	PRC	Internet advertising agency

Beijing Yong & Demon Media Advertising Co., Ltd.	80	%(4)	PRC	Internet advertising agency

Beijing Jiahuazhongwang Advertising Co., Ltd.	80	%(4)	PRC	Internet advertising agency

Catch Stone Advertising (Beijing) Co., Ltd.	100	%(1)	PRC	Internet advertising agency

Beijing Yibolande Advertisement Co., Ltd.	100	%(1)	PRC	Internet advertising agency

Beijing iResearch Market Consulting Co., Ltd.	100	%(1)	PRC	Internet data analysis and research company

Beijing Aike Information Consulting Co., Ltd.	100	%(1)	PRC	Internet data analysis and research company

1024 Interactive Marketing Consultant (Beijing) Co., Ltd.	100	%(1)	PRC	Internet advertising agency

Beijing Xingtuan Media Co., Ltd.	100	%(1)	PRC	Internet advertising agency

Shanghai Focus Media Wangjing Advertising Co. Ltd.	100	%(1)	PRC	Internet advertising agency

(1)	50% equity interest is held by Shanghai Allyes Advertising Co. Ltd. and the remaining 50% equity interest in this entity is held by Shanghai Quanshi Advertising Co. Ltd.

(2)	51% equity interest is held by Shanghai Allyes Advertising Co. Ltd, the remaining equity interest is held by Hemisphere Driot, a company registered in France.

(3)	70% equity interest is held by Shanghai Quanshi Advertising Co. Ltd, the remaining equity interest in this entity is owned by unrelated third parties.

(4)	80% equity interest is held by Shanghai Quanshi Advertising Co. Ltd, the remaining equity interest in this entity is owned by unrelated third parties.

(5)	70% equity interest is held by Shanghai Allyes Advertising Co. Ltd and the remaining equity interest in this entity is owned by Shanghai Quanshi Advertising Co. Ltd..

(6)	99% equity interest is held by Shanghai Allyes Advertising Co. Ltd and the remaining equity interest in this entity is owned by Shanghai Quanshi Advertising Co. Ltd.

Other important PRC Affiliates:
The following table sets forth information concerning important PRC affiliates each of which is incorporated in China:

	Our
	Controlled equity		Region of
Affiliates	ownership		Operations	Primary Business

Shanghai Chuanzhi Advertisement Co., Ltd.	100	%(1)	PRC	Operation and maintenance of outdoor traditional billboard advertising network

Shanghai Ruili Advertisement Co., Ltd.	100	%(1)	PRC	Operation and maintenance of outdoor traditional billboard advertising network

Shanghai Xinuo Advertisement Co., Ltd	100	%(1)	PRC	Operation and maintenance of outdoor traditional billboard advertising network

Shanghai Fukesi Advertisement Co., Ltd	100	%(1)	PRC	Operation and maintenance of out-of-home television advertising network

Ha’erbin Yifang Focus Media Advertisement Co., Ltd	100	%(2)	PRC	Operation and maintenance of out-of-home television advertising network

Shanghai Yuanchi Culture Communication Co., Ltd	100	%(3)	PRC	Operation and maintenance of poster frame advertising network

Beijing Framedia Zhonglian Advertisement Co., Ltd	100	%(1)	PRC	Operation and maintenance of poster frame advertising network

Shenyang Longtaoyuan Advertisement Co., Ltd	100	%(1)	PRC	Operation and maintenance of poster frame advertising network

Shanghai Zhuoshen Advertisement Co., Ltd	100	%(1)	PRC	Operation and maintenance of poster frame advertising network

Shanghai Dahan Advertisement Co., Ltd	100	%(4)	PRC	Operation and maintenance of poster frame advertising network

Shanghai Jinxuan Advertisement Co., Ltd	100	%(4)	PRC	Operation and maintenance of poster frame advertising network

Changsha Framedia Advertisement Co., Ltd	100	%(5)	PRC	Operation and maintenance of poster frame advertising network

Sichuan Framedia Advertisement Co., Ltd	100	%(5)	PRC	Operation and maintenance of poster frame advertising network

Zhuhai Framedia Advertisement Co., Ltd	100	%(5)	PRC	Operation and maintenance of poster frame advertising network

Dianzhong Digital (Beijing) Advertisement Co., Ltd	33	%(6)	PRC	Operation of internet advertising

(1)	Equity interests are held by one or two PRC citizens designated by us.

(2)	90% of equity is held by Shanghai Perfect Media Advertising Agency Co.Ltd and 10% is held by Shanghai New Perfect Media Advertising Agency Co., Ltd.

(3)	100% of equity is held by Shanghai Yuan Chi Advertisement and Communication Co., Ltd

(4)	100% of equity is held by Shanghai New Structure Advertisement Co., Ltd.

(5)	100% of equity is held by Shanghai Framedia Advertisement Development Co., Ltd.

(6)	33% of equity is held by Hua Kuang Advertising Co., Ltd and 67% of equity is held by unrelated third party.